UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FIRST REVISED

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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SearchCore, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEARCHCORE, INC.

500 North Northeast Loop 323

Tyler, TX 75708

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 3, 2015

TO OUR SHAREHOLDERS:

You are cordially invited to attend the 2014 Annual Meeting of the Shareholders of SearchCore, Inc. (the “Company”) to be held on Tuesday, March 3, 2015, at 10:00 AM, Central Standard Time, at [insert], to consider and act upon the following proposals, as described in the accompanying Proxy Statement:

1.	To elect two (2) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successor(s) are elected and qualified;

2.	To amend the Articles of Incorporation of the Company to change the Company name from SearchCore, Inc., to Wisdom Homes of America, Inc.;

3.	To amend the Articles of Incorporation of the Company to increase the authorized common stock from 200 million shares to 300 million shares;

4.	To ratify the appointment of Tarvaran, Askelson & Company as independent auditors of the Company’s financial statements for the fiscal year ended December 31, 2014;

5.	To hold an advisory vote to approve the compensation of our named executive officers, as described in the proxy statement;

6.	To hold an advisory vote on the frequency of future executive compensation advisory votes; and

7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on Tuesday, January 13, 2015, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

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Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on March 3, 2015.

This proxy statement and our 2013 Annual Report on Form 10-K are available at: [insert]

On or about January 16, 2015, we will mail our shareholders a notice containing instructions on how to access the proxy statement and our 2013 Annual Report on Form 10-K via the Internet and to vote online. The notice also provides instructions on how shareholders can request a paper copy of these documents and enroll in e-delivery to receive future proxy materials via email.

Each shareholder, even if he or she now plans to attend the meeting, is requested to submit his or her proxy as soon as possible. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

James Pakulis, President

January [insert], 2015

Tyler, Texas

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ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENTITLED TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT AT THE ADDRESS PROVIDED THEREON. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY AT THAT TIME.

SEARCHCORE, INC.

500 North Northeast Loop 323

Tyler, TX 75708

____________________

PROXY STATEMENT

____________________

GENERAL INFORMATION

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of SearchCore, Inc. (the “Company” or “SearchCore”) for use in connection with the Annual Meeting of Shareholders to be held at [insert], on Tuesday, March 3, 2015 at 10:00 AM Central Standard Time, and at any and all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The persons named as proxies were designated by the Board of Directors (the “Board”) and are officers or directors of the Company. Any Proxy may be revoked or superseded by executing a later Proxy or by giving notice of revocation in writing prior to, or at, the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not in and of itself constitute revocation of the Proxy. All Proxies that are properly completed, signed and returned to the Company prior to the meeting, and not revoked, will be voted in accordance with the instructions given in the Proxy. If a choice is not specified in the Proxy, the Proxy will be voted FOR each of the items on the agenda.

Officers of the Company or their designees will tabulate votes cast at the Annual Meeting. A majority of shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter. Although abstentions and broker non-votes are not counted either “FOR” or “AGAINST” any proposals, if the number of abstentions or broker non-votes results in the votes “FOR” a proposal not equaling at least a majority of the votes required for the proposal, the proposal will not be approved. This will be the case even though the number of votes “FOR” the proposal exceeds the number of votes “AGAINST” the proposal.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment. The Company does not know of any matters other than those set forth above that will be presented at the Annual Meeting.

Notice of this Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about January 19, 2015. The entire cost of the solicitation of Proxies will be borne by the Company. It is contemplated that this solicitation will be primarily by mail. In addition, some of the officers, directors and employees of the Company may solicit Proxies personally or by telephone or facsimile. Officers and employees soliciting proxies will not receive any additional compensation for their services. The Company will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in forwarding solicitation material to beneficial owners of shares held of record by such brokers or nominees.

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We will only deliver one proxy statement to multiple shareholders that share one address unless we have received prior instructions to the contrary from one or more of such shareholders. Upon written or verbal request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy statements to any shareholders at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy statements to any shareholder or holders sharing an address to which multiple copies are now delivered. Any such requests in writing should be directed to our principal executive offices at the following address:

SearchCore, Inc.

500 North Northeast Loop 323

Tyler, Texas 75708

(800) 727-1024

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ rights with respect to any matter to be acted upon, and the Company will not independently provide stockholders with any such right.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company has one class of equity securities currently outstanding which are entitled to vote at the Annual Meeting, namely, its common stock. Shareholders of record at the close of business on January 13, 2015, are entitled to one vote for each share of common stock held by them on all matters to come before the shareholders. As of January 13, 2015, there were [insert] shares of common stock issued and outstanding. As a result, the total number of votes possible is [insert], of which [insert], or approximately [insert]%, are held by our officers and directors, James Pakulis and Munjit Johal. Each of the proposals must be approved by a majority of the shares of the Company’s common stock present or represented and entitled to vote at the meeting.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINEES

We did not hold an annual meeting for the fiscal year ended December 31, 2013, and as such, the deadline for submitting shareholder proposals (and any related notices) for inclusion in our proxy statement for our next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials.

All shareholder proposals should be submitted to the attention of our Secretary at the address of our principal executive offices. We urge you to submit any such proposal by means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See “Compensation of Directors.” The number of Directors shall be set by the Board of Directors. Presently, the Board consists of two (2) members, namely James Pakulis and Munjit Johal. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board. No other persons have been nominated for election to the Board.

Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name	Age	Position(s)

James Pakulis	51	Chairman of the Board of Directors and Chief Executive Officer

Munjit Johal	59	Chief Financial Officer, Secretary, Treasurer, and Director

James Pakulis, age 51, has been one of our directors since August 2010, our Chief Executive Officer since November 2010, and our Chairman of the Board since January 2011. He served as our Chairman of the Board, President and COO from August 2010 to November 2010. Mr. Pakulis was an advisor to Synergistic Resources, LLC, from January 2010 until the time we acquired its assets in December 2010. Mr. Pakulis was made a director at the time he acquired control of the company in August 2010.

Mr. Pakulis has three decades of experience working with entrepreneurial companies in a variety of emerging and high-growth sectors including internet, finance, real estate, and health care.  He has extensive experience in all aspects of corporate management for both public and private enterprises, including strategy development and execution, operations, mergers and acquisitions, real estate transactions, finance/accounting, legal and human resources.  Mr. Pakulis is a skilled leader, negotiator and consensus builder.

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Mr. Pakulis has played a key leadership role for us in both defining strategy and guiding operational execution. He was instrumental in building our highly successful medicinal cannabis finders website, which became the largest in the industry before it was sold in late 2012. Most recently, Mr. Pakulis has successfully transitioned SearchCore out of the finder site industry and into the manufactured home retail sector.

Prior to joining SearchCore, Mr. Pakulis was an advisor to Synergistic Resources, LLC, an outsourced healthcare clinic management company whose assets we acquired in December 2010. In this role, Mr. Pakulis was responsible for defining Synergistic Resources’ business expansion strategy and plans. He also oversaw the reorganization of its customer service department and upgraded its accounting and legal functions.

From 2003 to 2009, Mr. Pakulis was President of Pacific West Funding Corporation, a real estate financing firm headquartered in Utah, where he oversaw operations, finance, accounting, legal and compliance. He also structured non-residential real estate transactions and sourced financing for real estate development projects.

From 1990 to 1995, Mr. Pakulis played a key role in corporate development and business expansion for CliniCorp, a publicly traded company, providing outsourced clinic management and operations services to healthcare clinics. During his tenure at CliniCorp, he was involved in a number of acquisitions that drove the firm’s successful expansion in California, New Mexico, Colorado and Arizona. Mr. Pakulis was also instrumental in managing CliniCorp’s transition from a fee for service to a managed health care model.

Mr. Pakulis received his BA degree in English from the Ohio State University in 1987.

Munjit Johal, age 59, has been a director and our Chief Financial Officer since October 20, 2006. Additionally, Mr. Johal serves as the Controller of High Tower Capital, Inc., where he has served since January 2007. Prior to that, Mr. Johal was the Chief Financial Officer of Secured Diversified Investment, Ltd., from 2002 to January 2009 and Davi Skin, Inc., from March 2007 to May 2010. Since 1990, Mr. Johal has served as a financial officer of various companies including Pacific Heritage Bank as Executive Vice President. From 1981 to 1987 Mr. Johal was a Senior Analytical Manager for Office of Thrift Supervision, Department of the Treasury (formerly Federal Home Loan Bank Board, the 11th District). Mr. Johal oversaw a staff of seventeen people and was responsible for, among other things, monitoring banking activities and enforcement actions for lending institutions and holding companies valued at $500 million or less. Mr. Johal’s skill set at researching, reviewing, analyzing, managing and overseeing entities from a financial prospective has provided SearchCore (formerly General Cannabis, Inc.) with valuable direction and guidance as it relates to our reporting procedures. Mr. Johal’s extensive financial expertise has also played a material role in providing management and the Board of Directors of SearchCore with sound financial counsel as it relates to analyzing potential acquisition targets. In addition, Mr. Johal’s regulatory experience and other prior experience with public companies and banks as a compliance officer, in addition to being a CFO, is beneficial to the company with respect to internal controls, disclosures, and complying with necessary regulatory requirements.

In total, Mr. Johal has over 28 years of broad experience in banking, accounting, finance, and management in the private and public sector. Mr. Johal earned his MBA from the University of San Francisco in 1980. He received his BS degree in History from the University of California, Los Angeles, in 1978.

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Family Relationships

There are no family relationships among any of our officers, directors, or greater-than-10% shareholders.

Other Directorships; Director Independence

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCQB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we do not have any independent directors.

Committees

We do not currently have an audit committee or an audit committee financial expert, nor do we have any other committees of the Board of Directors.

Board Meetings

During the fiscal years ended December 31, 2012 and 2013, the Board of Directors did not meet formally, but instead took action by written consent on numerous occasions.

Code of Ethics

We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Compensation of Directors

At the present time, members of the board of directors are not compensated for their services to the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES PRESENTED HEREIN.

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PROPOSAL TWO

TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY

TO CHANGE THE COMPANY NAME TO “WISDOM HOMES OF AMERICA, INC.”

General

On December 22, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the prospective amendment to Article One of the Company’s Articles of Incorporation to change the name of the Company to Wisdom Homes of America, Inc. (the “Name Change Amendment”).

Reasons for the Name Change Amendment

In 2014 the Company left the finder site space as a result of increased competition from companies such as Google, which made it more challenging to generate revenue in the finder site environment. Since transitioning out of the finder site space, the Company has expanded its focus in the manufactured housing industry, and today, the Company’s principal business is to open and operate manufactured home retail centers, also known as model home retail centers. Its primary customers are home buyers who generally purchase manufactured homes to place on their own home sites, although periodically customers will request assistance in locating a lot in the areas where the Company has its retail centers. The Company generally operates its retail sales centers by having inventory on the retail center lots, although customers can order homes which are shipped directly from the factory to their home site. Most of the Company’s sales generally are to customers living within a radius of approximately one hundred miles from its retail centers.

In February 2014 the Company opened its first retail center in Rhome, Texas. A second retail center was opened in Tyler, Texas, in April 2014, and a third center was opened in Jacksboro, Texas, in May 2014. These retail centers are operated by the Company’s wholly owned subsidiary, Wisdom Manufactured Homes Of America, Inc.

The strategic reasons for concentrating in a specific industry such as the manufactured housing industry include management’s experience in locating, opening and operating manufactured home retail centers, and to a lesser extent, the Company’s ability to utilize technology in an industry where technology has, for the most part, been either absent or lagged behind other comparable industries.

The Company’s management believes it is important to amend the Articles of Incorporation to change the Company’s name from SearchCore, Inc., to Wisdom Homes of America, Inc., to align its name with its principal business and to reflect the transition from the finder site space to the manufactured home sector.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO WISDOM HOMES OF AMERICA, INC.

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PROPOSAL THREE

TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO

INCREASE THE AUTHORIZED COMMON STOCK

Increase in Authorized Common Stock

General

On December 22, 2013, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the shareholders of the Company’s voting stock for approval, the prospective amendment to Article Three of the Company’s Articles of Incorporation to increase the authorized common stock from two hundred million (200,000,000) shares, par value $0.001, to three hundred million (300,000,000) shares, par value $0.001 (the “Authorized Amendment”).

Reasons for the Authorized Amendment

Currently, the Company is authorized to issue 200,000,000 shares of common stock. Of the 200,000,000 shares of common stock authorized, as of the Record Date, there were [insert] shares of common stock issued and outstanding, and up to 109,287,609 shares of common stock are reserved for issuance upon the exercise of outstanding convertible debt. Consequently, the Company has approximately 35,000,000 shares of common stock available for general corporate purposes.

As a general matter, the Board of Directors does not believe the currently available number of unissued shares of common stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Therefore, the Board of Directors approved the increase in authorized shares of common stock as a means of providing the Company with the flexibility to act with respect to the issuance of common stock or securities exercisable for, or convertible into, common stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of common stock or securities convertible into common stock from time to time to raise additional capital necessary to support future growth of the Company. As a result of the Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving common stock or securities convertible into common stock, including, without limitation, public offerings or private placements of such common stock or securities convertible into common stock. There are no specific financing transactions under consideration at this time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO ITS ARTICLES OF INCORPORATION TO INCREASE ITS AUTHORIZED COMMON STOCK.

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PROPOSAL FOUR

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The Board of Directors has appointed Tarvaran, Askelson & Company (“TA&C”), independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2014, and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

Representatives of TA&C are not expected to be present at the annual meeting.

Audit Fees

The aggregate fees billed for the years ended December 31, 2013 and 2012 for professional services rendered by TA&C for the audit of our annual financial statements and review of the financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,500 and $42,250, respectively.

Audit - Related Fees

The aggregate fees billed for the years ended December 31, 2013 and 2012 for professional services rendered by TA&C for the review of the financial statements for the quarterly periods ended March 31, June 30, and September 30, of each year, and for the issuance of consents, were $21,750 and $21,750, respectively.

Tax Fees

The aggregate fees billed in the fiscal years ended December 31, 2013, and 2012 for professional services rendered by TA&C for tax compliance, tax advice, and tax planning work were $15,000 and $9,765, respectively.

All Other Fees

None.

Of the fees described above for the years ended December 31, 2013 and 2012, all were approved by the entire Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF TARVARAN ASKELSON & COMPANY AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

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PROPOSAL FIVE

ADVISORY VOTE TO APPROVE THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote.  In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.  Our current policy is to provide shareholders with an opportunity to approve the compensation of our named executive officers every three years at the annual meeting of shareholders until the next required shareholder vote on the frequency of such votes, however the shareholders will have an opportunity to cast an advisory vote on the frequency of executive compensation advisory votes in Proposal Six.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2013.  The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  Our Board of Directors believes that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in this Proxy Statement.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMES EXECUTIVE OFFICERS.

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PROPOSAL SIX

ADVISORY VOTE ON THE FREQUENCE OF

FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal Five, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, compensation of our named executive officers.  In this Proposal Six, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes.  Stockholders may vote for a frequency of every one or two or three years, or may abstain from casting a vote.  The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes.  However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every three years for future executive compensation advisory votes.  The Company believes that a once-every-three-years executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, longer-term basis.  The Company takes a long-term view of executive compensation and encourages its stockholders to do the same.  Too frequent executive compensation advisory votes may encourage short-term analysis of executive compensation.  In addition, an annual vote may not allow stockholders sufficient time to evaluate the effect of changes made to the Company’s executive compensation program.  In determining to recommend that stockholders vote for a frequency of once every three years, the Company considered how an advisory vote at this frequency will provide stockholders sufficient time to evaluate the effectiveness of our executive compensation policies and practices in the context of our long-term business results rather than emphasizing short-term and potentially one-time fluctuations in our business results or executive compensation.  In addition, a vote every three years will provide the Company sufficient time to be responsive to stockholder views.  Proxies solicited by the Board of Directors will be voted for a frequency of every three years unless stockholders specify to the contrary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE A FREQUENCY OF EVERY THREE YEARS FOR THE EXECUTIVE COMPENSATION ADVISORY VOTE.

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Additional Information

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The additional shares of Common Stock authorized by the Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time.  Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the amendments, other than as stockholders of the Company.

Effects of the Authorized Amendment

The increase in authorized shares of Common Stock was not approved as a means of preventing or dissuading a change in control or takeover of the Company.  However, use of these shares for such a purpose is possible.  Authorized but unissued or unreserved shares of either common or preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal.  In addition, they may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful.  The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock.  Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the amendment.  However, issuances of significant numbers of additional shares of preferred stock or common stock in the future (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Authorized Amendment does not change the terms of the Common Stock.  The additional Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

The Authorized Amendment is contained in the Certificate of Amendment attached to this Information Statement as Exhibit A and will be filed with the Nevada Secretary of State with an expected effective date in March 2015 (but is subject to review and approval by OTC Compliance at the Financial Industry Regulatory Authority (FINRA)).

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OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to our equity securities owned of record or beneficially by (i) each Officer and Director; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)

Common Stock	James Pakulis (3)(4)	[insert]	[insert]%

Common Stock	Munjit Johal (3)	[insert]	[insert]%

Common Stock	All Directors and Officers As a Group (2 persons)	[insert]	[insert]%

(1)	Unless indicated otherwise, the address of the shareholder is c/o SearchCore, Inc., 500 North Northeast Loop 323, Tyler, Texas 75708.

(2)

Unless otherwise indicated, based on [insert] shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage of any other person.

(3)	Indicates one of our officers or directors.

(4)

25,782,290 of the shares held by Mr. Pakulis are held of record by R.H. Daignault Law Corporation, In Trust, pursuant to an escrow agreement between them and the parties who assigned certain debts to Pakulis prior to its conversion into the shares. Mr. Pakulis maintains investment control, including the power of disposition and voting, over the shares.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent (5%) or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than as set forth above.

There are no current arrangements which will result in a change in control.

15

Directors and Executive Officers

The following table sets forth the names, ages, and biographical information of each of our current directors and executive officers, and the positions with us held by each person, and the date such person became a director or executive officer. Our executive officers are elected annually by the Board of Directors. The directors serve one-year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Family relationships among any of the directors and officers are described below.

Name	Age	Position

James Pakulis	51	Chairman of the Board of Directors and Chief Executive Officer

Munjit Johal	59	Chief Financial Officer, Secretary, Treasurer, and Director

James Pakulis, age 51, has been one of our directors since August 2010, our Chief Executive Officer since November 2010, and our Chairman of the Board since January 2011. He served as our Chairman of the Board, President and COO from August 2010 to November 2010. Mr. Pakulis was an advisor to Synergistic Resources, LLC from January 2010 until the time we acquired its assets in December 2010. Mr. Pakulis was made a director at the time he acquired control of the company in August 2010.

Mr. Pakulis has three decades of experience working with entrepreneurial companies in a variety of emerging and high-growth sectors including internet, finance, real estate, and health care. He has extensive experience in all aspects of corporate management for both public and private enterprises, including strategy development and execution, operations, mergers and acquisitions, real estate transactions, finance/accounting, legal and human resources. Mr. Pakulis is a skilled leader, negotiator and consensus builder.

Mr. Pakulis has played a key leadership role for us in both defining strategy and guiding operational execution. He was instrumental in building our highly successful medicinal cannabis finders website, which became the largest in the industry before it was sold in late 2012. Most recently, Mr. Pakulis has successfully transitioned SearchCore out of the finder site industry and into the manufactured home retail sector.

Prior to joining SearchCore, Mr. Pakulis was an advisor to Synergistic Resources, LLC, an outsourced healthcare clinic management company whose assets we acquired in December 2010. In this role, Mr. Pakulis was responsible for defining Synergistic Resources’ business expansion strategy and plans. He also oversaw the reorganization of its customer service department and upgraded its accounting and legal functions.

From 2003 to 2009, Mr. Pakulis was President of Pacific West Funding Corporation, a real estate financing firm headquartered in Utah, where he oversaw operations, finance, accounting, legal and compliance. He also structured non-residential real estate transactions and sourced financing for real estate development projects.

From 1990 to 1995, Mr. Pakulis played a key role in corporate development and business expansion for CliniCorp, a publicly traded company, providing outsourced clinic management and operations services to healthcare clinics. During his tenure at CliniCorp, he was involved in a number of acquisitions that drove the firm’s successful expansion in California, New Mexico, Colorado and Arizona. Mr. Pakulis was also instrumental in managing CliniCorp’s transition from a fee for service to a managed health care model.

Mr. Pakulis received his BA degree in English from the Ohio State University in 1987.

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Munjit Johal, age 59, has been a director and our Chief Financial Officer since October 20, 2006. Additionally, Mr. Johal serves as the Controller of High Tower Capital, Inc., where he has served since January 2007. Prior to that, Mr. Johal was the Chief Financial Officer of Secured Diversified Investment, Ltd., from 2002 to January 2009 and Davi Skin, Inc., from March 2007 to May 2010. Since 1990, Mr. Johal has served as a financial officer of various companies including Pacific Heritage Bank as Executive Vice President. From 1981 to 1987 Mr. Johal was a Senior Analytical Manager for Office of Thrift Supervision, Department of the Treasury (formerly Federal Home Loan Bank Board, the 11th District). Mr. Johal oversaw a staff of seventeen people and was responsible for, among other things, monitoring banking activities and enforcement actions for lending institutions and holding companies valued at $500 million or less. Mr. Johal’s skill set at researching, reviewing, analyzing, managing and overseeing entities from a financial prospective has provided SearchCore (formerly General Cannabis, Inc.) with valuable direction and guidance as it relates to our reporting procedures. Mr. Johal’s extensive financial expertise has also played a material role in providing management and the Board of Directors of SearchCore with sound financial counsel as it relates to analyzing potential acquisition targets. In addition, Mr. Johal’s regulatory experience and other prior experience with public companies and banks as a compliance officer, in addition to being a CFO, is beneficial to the company with respect to internal controls, disclosures, and complying with necessary regulatory requirements.

In total, Mr. Johal has over 28 years of broad experience in banking, accounting, finance, and management in the private and public sector. Mr. Johal earned his MBA from the University of San Francisco in 1980. He received his BS degree in History from the University of California, Los Angeles, in 1978.

Family Relationships

There are no family relationships among any of our officers, directors, or greater-than-10% shareholders.

Other Directorships; Director Independence

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCQB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we do not have any independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

17

To the Company’s knowledge, the following is a list of individuals that have not filed, or filed late, a report reflecting a change in ownership as required pursuant to Section 16(a) of the Securities Act of 1934 during the year ending December 31, 2013:

Name of Individual	Number of Late Reports	Number of Transactions that Were Not Timely Reported

James Pakulis	2	2

Description of Securities

Our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. As of the Record Date, there are [insert] shares of our common stock issued and outstanding, and zero shares of our preferred stock issued and outstanding.

Common Stock. The holders of our common stock have equal ratable rights to dividends from funds legally available if and when declared by our board of directors and are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs. Our common stock does not provide the right to preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights. Our common stock holders are entitled to one non-cumulative vote per share on all matters on which shareholders may vote. Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Preferred Stock. The Company’s Articles of Incorporation authorize the issuance of 20,000,000 shares of Preferred Stock.

Our Board of Directors is authorized to determine or alter any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of preferred stock and, within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares comprising any such series subsequent to the issue of shares of that series, to set the designation of any series, and to provide for rights and terms of redemption, conversion, dividends, voting rights, and liquidation preferences of the shares of any such series.

18

Dividend Policy. We have not paid any cash dividends on our common stock since inception and presently anticipate that all earnings, if any, will be retained for development of our business and that no dividends on our common stock will be declared in the foreseeable future. Any future dividends will be subject to the discretion of our Board of Directors and will depend upon, among other things, future earnings, operating and financial condition, capital requirements, general business conditions and other pertinent facts. Therefore, there can be no assurance that any dividends on our common stock will be paid in the future.

Outstanding Options, Warrants, and Convertible Instruments

As of the Record Date, we had convertible notes and other convertible instruments convertible into approximately 19 million shares of common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not currently have a stock option or grant plan.

Holders

As of the Record Date, there were [insert] shares of our common stock issued and outstanding and held by [insert] holders of record.

Transfer Agent

The transfer agent for our common stock is Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, Nevada, Nevada, 89014, telephone (702) 818-5898.

Executive Compensation

Narrative Disclosure of Executive Compensation

Employment Agreements

We currently have a written employment agreement with James Pakulis. All of our executives are at-will employees or consultants whose compensation is set forth in the Summary Compensation Table below.

On August 1, 2011, we entered into an at-will Employment Agreement with James Pakulis, our Chief Executive Officer and Chairman of our Board of Directors. Mr. Pakulis’ employment is effective as of August 1, 2011. Under the terms of the agreement, his compensation is thirty thousand dollars ($30,000) per month. In the event of termination of the agreement for a reason other than for cause, Mr. Pakulis will be entitled to severance equal to eighteen (18) months of compensation.

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Summary Compensation Table

The following table sets forth information with respect to compensation earned by our Chief Executive Officer, President, and Chief Financial Officer for the fiscal years ended December 31, 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation($)	All Other Compensation($)	Total ($)

James Pakulis (1)	2013	36,026	-0-	32,250	-0-	-0-	-0-	-0-	68,276
CEO	2012	360,000	370,000	9,000	-0-	-0-	-0-	-0-	739,000
	2011	360,000	-0-	-0-	-0-	-0-	-0-	-0-	360,000

Douglas Francis (2)	2012	240,000	-0-	-0-	-0-	-0-	-0-	-0-	240,000
President	2011	360,000	518,000	-0-	-0-	-0-	-0-	150,000	1,028,000

Munjit Johal (3)	2013	48,000	-0-	-0-	-0-	-0-	-0-	-0-	48,000
CFO	2012	48,000	20,000	27,500	-0-	-0-	-0-	-0-	95,500
	2011	48,000	-0-	-0-	-0-	-0-	-0-	-0-	48,000

(1)

Mr. Pakulis' annual salary, beginning in December 2010, is $360,000. In August 2012, Mr. Pakulis was issued 20,000 shares of our common stock as a one-time bonus for his service as a director. During the year ended December 31, 2012, Mr. Pakulis was paid a bonus $370,000. During the year ended December 31, 2013, Mr. Pakulis was paid $36,026 in salary. On July 15, 2013, we issued an aggregate of 150,000 shares of our common stock, restricted in accordance with Rule 144, to James Pakulis, our Chief Executive Officer along with six (6) other existing shareholders, who had previously purchased shares from us, as consideration under a Stock Issuance and Release Agreement (the “Release”) we entered into with each of them. The Release was the resolution of discussions with the investors regarding our efforts in pursuing an S-1 registration statement.

(2)

Mr. Francis' annual consulting compensation, beginning in December 2010, was $360,000. Effective August 1, 2011, he entered into an employment agreement and his consulting agreement was terminated. During 2011 and prior to Termination of the Consulting Agreement on August 1, 2011, Mr. Francis received a total of $150,000 in payments pursuant to the Consulting Agreement. Mr. Francis is no longer entitled to the $1,800,000 as a result of the Termination of the Consulting Agreement. During the year ended December 31, 2011, we awarded a discretionary bonus to Mr. Francis’s in the amount of $518,000 which was based on his critical role in identifying, negotiating and completing key acquisitions, materially increasing corporate revenue, and overseeing the expansion of our core branding in the marketplace.

(3)

Mr. Johal receives $4,000 per month, beginning in December 2010, for his services as Chief Financial Officer. At December 31, 2010 the $4,000 represents accrued amounts due to Mr. Johal. During 2012, Mr. Johal was issued 70,000 shares of our common stock as a one-time bonus for his service as a director.

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Director Compensation

During the year ended December 31, 2013, none of the members of our Board of Directors received compensation for his or her service as a director. During the year ended December 31, 2012, James Pakulis and our then-director, Bonni Goldstein, each received 20,000 shares of our common stock as a one-time bonus for service as a director and Munjit Johal received 70,000 shares of our common stock as a one-time bonus for service as a director. As of December 31, 2012, 20,000 shares of our common stock remained to be issued to each of our directors. For the years ended December 31, 2011 and 2010, none of the members of our Board of Directors received compensation for his or her service as a director. We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity. We intend to develop such a policy in the near future.

Certain Relationships and Related Transactions, and Director Independence

Stock Issuances

On November 15, 2012, we issued an aggregate of One Hundred Fifty Thousand (150,000) shares of our common stock, restricted in accordance with Rule 144, to three individuals or their controlled entities for services rendered. One of the individuals was Munjit Johal, a member of our Board of Directors, who received 50,000 shares.

On August 20, 2012, we approved the issuance of Twenty Thousand (20,000) shares of our common stock, restricted in accordance with Rule 144, to each then-member of our Board of Directors, namely James Pakulis, Bonnie Goldstein, and Munjit Johal, as a one-time bonus for serving as a Director.

On July 15, 2013, we issued an aggregate of 945,000 shares of our common stock, restricted in accordance with Rule 144, to seven (7) existing shareholders, who had previously purchased shares from us, as consideration under a Stock Issuance and Release Agreement (the “Release”) we entered into with each of them. The Release was the resolution of discussions with the investors regarding our efforts in pursuing an S-1 registration statement. One of the shareholders that had previously purchased shares from us was James Pakulis, our Chief Executive Officer; he was issued 150,000 shares pursuant to the Release.

Office Share

Our executive offices were previously located in Lake Forest, California, at 26497 Rancho Parkway South, Lake Forest, CA 92630. That office space was approximately 7,000 square feet and was shared with Miracle Housing, Inc., a business controlled by one of our employees, Brad Nelms. Our rent, pursuant to a verbal agreement with Miracle Housing, was $8,000 per month and covered exactly all of the obligations of Miracle Housing under its primary lease. In 2014 we moved our principal executive offices to Tyler, Texas, and as a result, are no longer obligated under the verbal agreement with Miracle Housing.

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Sports Asylum, Inc.

On December 31, 2012, we entered into a Securities Purchase Agreement by and among us, on the one hand, and Sports Asylum, Inc., a Nevada corporation, and its shareholders, Sabas Carrillo, an individual, and James Pakulis, an individual and one of our officers and directors, on the other hand. Pursuant to the agreement, upon the closing of the transaction, we purchased 100% of the issued and outstanding equity interests of Sports Asylum in exchange for (a) the cancellation of a previous Secured Promissory Note issued to Sports Asylum, entered into on or about August 22, 2012 and with an outstanding principal balance of Two Hundred Eighty Five Thousand Dollars ($285,000) and (b) Two Hundred Fifteen Thousand Dollars ($215,000) represented by promissory notes in the original principal amount of One Hundred Sixty One Thousand Two Hundred Fifty Dollars ($161,250) to Pakulis and Fifty Three Thousand Seven Hundred Fifty ($53,750) to Carrillo. The closing of the purchase took place on December 31, 2012.

Sports Asylum, Inc. owns and operates the intellectual property associated with www.sportify.com, and represents our introduction into the recreational sports industry. On March 5, 2015, we changed the name of Sports Asylum, Inc. to Sportify, Inc.

On July 11, 2013, we entered into a First Amendment to Promissory Note with each of Pakulis and Carrillo to extend the date that we will begin making payments thereunder from June 30, 2013, to September 30, 2013, and extending the maturity date of the notes by a corresponding three (3) months. On October 25, 2013, Carrillo converted the $53,750 outstanding balance of his note, plus $11,125 in accounts receivable for services rendered, into 395,805 shares of our common stock. On March 19, 2014, effective December 31, 2013, we amended the Pakulis note to provide for a payment of $37,500 on January 1, 2015 and the balance in 23 equal monthly installments beginning on February 1, 2015.

Employment Agreements

We currently have a written employment agreement with James Pakulis. All of our executives are at-will employees or consultants whose compensation is set forth in the Summary Compensation Table below.

On August 1, 2011, we entered into an at-will Employment Agreement with James Pakulis, our Chief Executive Officer and Chairman of our Board of Directors. Mr. Pakulis’ employment is effective as of August 1, 2011. Under the terms of the agreement, his compensation is thirty thousand dollars ($30,000) per month. In the event of termination of the agreement for a reason other than for cause, Mr. Pakulis will be entitled to severance equal to eighteen (18) months of compensation.

Except as set forth above, none of the following persons has any direct or indirect material interest in any transaction to which we were or are a party since the beginning of our last fiscal year, or in any proposed transaction to which we propose to be a party:

(A)	any of our directors or executive officers;

(B)	any nominee for election as one of our directors;

(C)	any person who is known by us to beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or

(D)	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons named in paragraphs (A) – (C) above.

We anticipate reviewing all related party transactions as they are presented to us, and we would not anticipate that such review procedures would be in writing until such time as our Board of Directors felt it was necessary.

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Director Independence

Other than as set forth above, none of our officers and directors is a director of any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCQB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we do not have any independent directors.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

Article Five of our Articles of Incorporation provides that, the personal liability of the directors, officers and shareholders of the corporation is eliminated for damages for breach of fiduciary duty as a director or officer, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or the payment of dividends in violation of Nevada Revised Statutes (N.R.S.) 78.300.

Article Six of our Articles of Incorporation provides that, the corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all expenses, liabilities, or other matters referred to in or covered by said section.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

23

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-K, dated March 29, 2014, and filed with the Commission on March 31, 2014, is available on our website at www.SearchCore.com. Certain information may be incorporated by reference herein from our 10-K.

A copy of this Proxy Statement can also be found on our website at www.SearchCore.com.

We are subject to the informational requirements of the Securities Exchange Act of 1934. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549, or through the Commission’s web site at the following address: http://www.sec.gov. Our common stock trades on the OTCQB marketplace maintained by OTC Markets, Inc. under the symbol “SRER.”

By order of the Board of Directors

James Pakulis, President

January [insert], 2015
Tyler, Texas

24

EXHIBIT A

AMENDMENT

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

SEARCHCORE, INC.

(Pursuant to NRS 78.385 and 78.390 – after issuance of stock)

The undersigned, being the President and Secretary, respectively, of SearchCore, Inc., a Nevada Corporation, hereby certify that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on December 22, 2014, and pursuant to vote of a majority of the shareholders of said Corporation on March 3, 2015, it was voted that this Certificate of Amendment of Articles of Incorporation be filed.

The undersigned certify that Article I of the Articles of Incorporation is amended and restated to read as follows:

“I.

The name of the corporation is Wisdom Homes of America, Inc.”

The undersigned further certify that Article III of the Articles of Incorporation is amended and restated to read as follows:

“III.

This Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is Three Hundred Million (300,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Twenty Million (20,000,000) shares, par value $0.001.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Page 1 of 2

A. No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

B. The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, and Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

C. In addition, the Corporation elects not to be governed by the terms and provisions of Sections 78.2055 and NRS 78.207 of the Nevada Revised Statutes requiring shareholder approval of forward and reverse splits in cases where there is no corresponding increase or decrease in and to the number of Authorized shares of the class or series subject to the forward or reverse split and, therefore, shareholder approval will not be required for the Board of Directors of this Corporation to authorize forward and reverse splits of this Corporation’s securities without corresponding increases or decreases in and to the number of Authorized shares of the class or series subject to the forward or reverse split.

D. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person, or any transaction with an interested stockholder, or any Board action with respect to Sections 78.2055 and 78.207 NRS, occurring prior to such amendment or repeal.”

The undersigned hereby certify that they have on this [insert]th day of March, 2015, executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

James Pakulis, President	Munjit Johal, Secretary

Page 2 of 2

PROXY

SEARCHCORE, INC.

500 North Northeast Loop 323

Tyler, TX 75708

www.searchcore.com

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints JAMES PAKULIS as proxy for the undersigned, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated herein (if no direction is made, this Proxy will be voted FOR all Proposals), all of the shares of SearchCore, Inc. (the “Company”) standing in the name of the undersigned, at the Annual Meeting of Shareholders of the Company to be held on March 3, 2015 at 10:00 AM Central Standard Time, at [insert], and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark your votes as indicated in this proxy

ITEM 1 –	ELECTION OF DIRECTORS
NOMINEES:

The Board of Directors recommends a vote FOR the following Nominees:

JAMES PAKULIS	☐	For All Nominees
MUNJIT JOHAL	☐	Withhold All Nominees
	☐	Withhold Authority to Vote For Any Individual Nominee. Write Name(s) of Nominee(s) Below.

WITHHELD AUTHORITY FOR: (Write that nominee’s name in the space provided below).

		FOR	AGAINST	ABSTAIN

ITEM 2 –	TO AMEND THE ARTICLES OF INCORPORATION	☐	☐	☐
TO CHANGE NAME TO WISDOM HOMES OF AMERICA, INC.

ITEM 3 –	TO AMEND THE ARTICLES OF INCORPORATION	☐	☐	☐
TO INCREASE THE AUTHORIZED COMMON STOCK
TO 300 MILLION SHARES

ITEM 4 –	TO RATIFY THE APPOINTMENT OF	☐	☐	☐
TARVARAN, ASKELSON & COMPANY
AS THE COMPANY’S INDEPENDENT AUDITORS

ITEM 5 –	TO HOLD AN ADVISORY VOTE TO APPROVE	☐	☐	☐
THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS

ITEM 6 –	TO HOLD AN ADVISORY VOTE ON	1 year	2 years	3 years	abstain
	THE FREQUENCY OF FUTURE EXECUTIVE	☐	☐	☐	☐
COMPENSATION ADVISORY VOTES

Signature(s)		Date

(Print Name)

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

On or about January 16, 2015, we will mail our shareholders a notice containing instructions on how to access the proxy statement and our 2013 Annual Report on Form 10-K via the Internet and to vote online. The notice also provides instructions on how shareholders can request a paper copy of these documents and enroll in e-delivery to receive future proxy materials via email.

Each shareholder, even if he or she now plans to attend the meeting, is requested to submit his or her proxy as soon as possible. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.